Fourth Quarter and Full Year Earnings Release Materials February 13, 2025 ARSEN KITCH President, Chief Executive Officer and Director SHERRI BAKER Senior Vice President and Chief Financial Officer

2 Forward Looking Statements Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995 as amended, including statements regarding: the recent sale of our consumer products division (tissue business); the acquisition of the paperboard manufacturing facility and associated business in Augusta, Georgia; the expected impact, benefits and opportunities resulting from the Augusta acquisition; the Company’s intention to focus on growth in paperboard; the Company’s strategic positioning to capitalize on the paperboard industry’s cyclical nature and deliver strong returns; order patterns; product demand and industry trends; production targets; impact of inflation of raw material and energy; assumptions for Q1 2025 and full year 2025, including maintenance outage impacts, operational factors, interest, capital, lower input costs, depreciation and amortization and income tax; our capital allocation priorities; our strategy, including achieving target leverage ratio and maintaining liquidity; our focus on free cash flow generation through operational efficiencies and demand; expectations regarding the paperboard market; inventory management; our financial flexibility; and repurchases under the existing share buyback authorization. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the Company's public filings with the Securities and Exchange Commission, including but not limited to the following: there may be unexpected costs, charges or expenses resulting from the sale of our tissue business, including potential purchase price adjustments; competitive responses to the tissue business sale; achievement of anticipated financial results and other benefits of the tissue business sale; potential risks associated with operating without the tissue business, including less diversification in products offered; changes in our capital structure; there may be stockholder litigation in connection with the tissue business sale or the acquisition of the Augusta, Georgia paperboard manufacturing facility or other settlements or investigations may result in significant costs of defense, indemnification and liability; our inability to realize the expected benefits of the Augusta, Georgia paperboard manufacturing facility acquisition because of integration difficulties or other challenges; risks relating to the integration of the Augusta, Georgia paperboard manufacturing facility and achievement of anticipated financial results and other benefits of the acquisition; competitive pricing pressures for our products, including as a result of capacity additions, demand reduction and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in energy, chemicals, packaging and freight costs and disruptions in transportation services impacting our ability to receive inputs or ship products to customers; changes in customer product preferences and competitors' product offerings; larger competitors having operational, financial and other advantages; consolidation and vertical integration of converting operations in the paperboard industry; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; our ability to successfully execute capital projects and other activities to operate our assets, including effective maintenance, implement our operational efficiencies and realize higher throughput or lower costs; IT system disruptions and IT system implementation failures; labor disruptions; cyclical industry conditions, including the shifting supply and demand balance; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures and climate change; reliance on a limited number of third-party suppliers, vendors and service providers required for the production of our products and our operations; our ability to attract, motivate, train and retain qualified and key personnel; our ability to service our debt obligations and restrictions on our business from debt covenants and terms; changes in our banking relations, or in our customer supply chain financing; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements or to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation includes certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA from both continuing and discontinued operations. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of Adjusted EBITDA to the most relevant GAAP measure is available in the appendix of this presentation.

3 Utilized ~$850 million of net proceeds from sale to pay down debt Completed sale of tissue business for $1.06 billion on November 1 Completed acquisition of Augusta paperboard mill for $700M on May 1 LIGHTWEIGHT PRODUCTS Increased total SBS capacity to ~1.4M tons Balanced network to deliver lower landed costs and targeting synergies of $40-50M by end of 2026 2024 Was a Transformational Year For Clearwater Paper $100 million share repurchase authorization approved Launched and executed a new share repurchase program Repurchased ~$9M of shares through February 7, 2025 since new program launch on Nov 1 Transforming Clearwater into a leading paperboard packaging supplier Strengthened our position as a premier, independent supplier of paperboard packaging products to North American converters A strong balance sheet with 1-2x net leverage ratio target across cycle Paid down all credit facilities, except $275 million of 2028 notes with an interest rate of 4.75% 1. Subject to customary adjustments 1

Clearwater is Well Positioned to Deliver Strong Returns Across the Cycle

Paperboard industry is cyclical, driven by supply and demand balance

Currently in downcycle as new capacity is added ahead of demand recovery

Across the cycle Adjusted EBITDA margins target of 13% to 14%

Delivering a 40-50% Adjusted EBITDA to free cash flow conversion rate[1], or $100M+ per year

Clearwater is focused on value creation across the cycle

- Near-term focus on reducing fixed cost structure by $30-40M in 2025
- Continued investment in assets to enhance competitiveness
- Exploring growth opportunities to expand product offering through internal investments or acquisitions
- Strong balance sheet to sustain the business and create strategic options across the cycle

TARGETING STRONG CASH FLOW GENERATION ACROSS THE CYCLE

ADJUSTED EBITDA TARGET MARGINS

>16%
Cycle peak
(>95% utilization,
50-60% FCF conversion)

~13 to 14%
Average across cycle
(90-95% utilization,
40-50% FCF conversion)

<10%
Downcycle
(<85% utilization,
0-20% FCF conversion)

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1. Cash flow from operating activities adjusted for other operating charges less capital, divided by Adjusted EBITDA

5 Optimized Capital Allocation Approach Supports Value Creation $70-80M EXPECTED ANNUAL MAINTENANCE CAPEX, EXCLUDING LARGE REPLACEMENT PROJECTS 1-2x TARGET LEVERAGE RATIO Investing to maintain the long-term performance of our assets Evaluating capital investments to diversify product portfolio Opportunistic M&A to support strategic priorities Return capital to shareholders through share buybacks Utilizing free cash flow (FCF) to deleverage our balance sheet

6 INDUSTRY TRENDS 1. Based on data from AF&PA. 2. Based on data reported by RISI Fastmarkets and other industry sources. SBS PAPERBOARD SHIPMENTS IMPROVED IN 2024, PROJECTED TO GROW IN 2025 Industry shipments1 up 4% FY 2024 vs. FY 2023 Shipments projected to grow by 3 to 5%2 in 2025 Domestic demand expected to recover to pre-COVID levels by end of 2025 UTILIZATION RATES IMPROVED IN 2024, BUT REMAINED BELOW THE CROSS CYCLE AVERAGE Industry operating rates1 at 85% FY 2024 vs. 82% FY 2023 N.A. capacity2 remained largely unchanged at ~5.4M tons New industry capacity being added in 2025 Balanced market will have utilization rates between 90 and 95% BLEACHED PAPERBOARD IMPORTS INCREASED IN 2024, WHILE EXPORTS DECREASED Imports increased by ~119K tons to ~628K tons2 in 2024 Exports decreased by ~136K tons to ~855K tons2 in 2024 Driven by increased global supply

7 +44% FY increase in shipments Primarily due to Augusta acquisition -12% FY decrease in paperboard pricing Consistent with industry trends FY 2024 Financial Summary NET SALES FROM TOTAL1 OPERATIONS $2.2B FY NET SALES FROM CONTINUING OPERATIONS $1.4B FY OFFSET BY MARKET DRIVEN PRICING DECREASE NET INCOME FROM TOTAL1 OPERATIONS $196M FY ADJUSTED EBITDA FROM TOTAL1 OPERATIONS $182M FY ADJUSTED EBITDA FROM CONTINUING OPERATIONS $36M FY FY ADJUSTED EBITDA FROM TOTAL OPERATIONS AT $182M Down from $281M in 2023, impacted primarily by lower paperboard pricing SIGNIFICANT VALUE FROM TISSUE DIVESTITURE Gain of $307M recognized in Q4 Reduced net debt by $199 million, net leverage ratio 1.1x at year-end 1. Our former tissue operations are reflected as discontinued operations, and our paperboard operations plus corporate expenses are reflected as continuing operations. Total operations includes both continuing and discontinued operations. SIGNIFICANT GROWTH IN PAPERBOARD SALES VOLUME 1

8 FY’24 VS FY’23 Adjusted EBITDA Results from Total Operations ($ in millions) $281.0 -$13.6 -$28.0 $1.3 $181.5 -$90.3 $31.1 FY'23 Adj. EBITDA Tissue Price/Mix Volume Costs/Other SG&A FY'24 Adj. EBITDA Lower market pricing as reported by RISI Higher sales and production, primarily from Augusta acquisition Higher maintenance outage costs including Augusta, impact from weather events, partially offset by lower input costs Sale completed Nov 1 ‘24 1 1. Total operations includes both continuing and discontinued operations.

Q4 2024 Financial Summary

NET SALES FROM TOTAL OPERATIONS[1]
$483M Q4
NET SALES FROM CONTINUING OPERATIONS
$387M Q4

NET INCOME FROM TOTAL OPERATIONS[1]
$199M Q4
ADJUSTED EBITDA FROM TOTAL OPERATIONS[1]
$21M Q4
ADJUSTED EBITDA FROM CONTINUING OPERATIONS
$10M Q4

SIGNIFICANT GROWTH IN PAPERBOARD SALES VOLUME
+63% in Q4
Primarily due to Augusta acquisition

OFFSET BY MARKET DRIVEN PRICING DECREASE
-9% in Q4 decrease in paperboard pricing
Consistent with industry trends

ADJUSTED EBITDA FROM TOTAL OPERATIONS[1] AT $21M
Impacted by lower pricing, Hurricane Helene, and a planned major maintenance outage at the Augusta, GA mill

SIGNIFICANT VALUE FROM TISSUE DIVESTITURE
Gain of $307M recognized in Q4
Reduced net debt by $918 million, net leverage ratio 1.1x at year-end

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1. Our former tissue operations are reflected as discontinued operations, and our paperboard operations plus corporate expenses are reflected as continuing operations. Total operations includes both continuing and discontinued operations.

10 Q4’24 VS Q4’23 Adjusted EBITDA Results from Total Operations ($ in millions) $63.3 -$36.3 -$8.4 $3.2 $21.2 -$11.5 $10.9 Q4'23 Adj. EBITDA Tissue Price/Mix Volume Costs/Other SG&A Q4'24 Adj. EBITDA Lower market pricing as reported by RISI Sale completed Nov 1 ‘24 Higher maintenance outage costs, including Augusta, and hurricane impact partially offset by lower input costs Higher sales and production, primarily from Augusta acquisition 1. Total operations includes both continuing and discontinued operations. 1

11 Outlook and Assumptions for Q1 and Full Year 2025 Q1 2025: $20 to $30M of Adjusted EBITDA1 No major maintenance outages planned Higher seasonal energy usage and costs Balancing supply to meet demand Action taken to reduce fixed costs, including a 10% reduction in all positions across company FY 2025 Assumptions Capacity utilization at ~85%, with approximately $1.5 to $1.6B of revenue Full year benefit of incremental Augusta sales volume Improved mill operating performance offsetting lower pricing and inflation Less impact from weather related events and other operational disruptions $30-40M fixed cost reduction in 2025, $40-50M annual run rate benefit $40-50M of total direct major maintenance cost (Q2 Cypress Bend, Q3 Lewiston, Q4 Augusta) $80-90M of capital expenditures, including large project carryover spend 1. As there is uncertainty in connection with calculating the adjustments necessary to prepare reconciliations from Adjusted EBITDA to the comparable GAAP financial measure, the Company is unable to reconcile the Adjusted EBITDA projections without unreasonable efforts. Therefore, no reconciliation is being provided at this time. These items could result in significant adjustments from the most comparable GAAP measure.

12 Optimistic About Long-Term Value Creation • Meaningfully de-levered balance sheet with proceeds from sale • Focus on growing our position as a premier independent paperboard packaging supplier to North American converters Sale of our tissue business enables sharpened focus on improving and growing our paperboard business • High quality paperboard assets well positioned across the U.S. to efficiently service North American converters • Strong legacy of prioritizing sustainability • Focused on expanding product portfolio through internal investment and opportunistic M&A Well invested asset base to support future growth • Driving improvement in operational performance • Consistently investing to maintain competitiveness of our assets • Strategically deploy capital to create long-term shareholder value Focused on optimizing business to deliver free cash flows

13 Appendix

FINANCIAL PERFORMANCE

($ IN MILLIONS, EXCEPT PER SHARE INFORMATION)

(Unaudited)

(In millions)	Quarter Ended December 31, 2024				Twelve Months Ended December 31, 2024			
	As reported	Discontinued operations	Adjustments	Total Operations	As reported	Discontinued operations	Adjustments	Total Operations
Net sales	$ 387.1	$ 102.1	$ (6.4)	$ 482.8	$ 1,383.6	$ 870.3	$ (44.6)	$ 2,209.4
Costs and expenses:								
Cost of sales	372.4	86.9	(6.4)	452.9	1,307.5	728.7	(44.5)	1,991.8
Selling, general and administrative expenses	26.7	3.4		30.1	116.7	30.4		147.1
Other operating charges, net	3.7	3.7		7.4	24.0	14.4		38.4
Gain on sale	-	(307.2)		(307.2)	-	(307.2)		(307.2)
Total operating costs and expenses	402.8	(213.2)		183.1	1,448.1	466.4		1,870.0
Total income (loss) from operations	(15.7)	315.3		299.7	(64.5)	404.0		339.4
Total non-operating expense	(13.6)	(3.7)		(17.3)	(36.6)	(23.4)		(60.0)
Total income (loss) from operations before income taxes	(29.3)	311.6		282.3	(101.1)	380.6		279.4
Income tax provision (benefit)	(9.7)	92.8		83.2	(27.1)	110.2		83.1
Total income (loss) from operations	(19.6)	218.8			(74.0)	270.3		
Income from discontinued operations, net of tax	218.8				270.3			
Net income	$ 199.1			$ 199.1	$ 196.3			$ 196.3

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15 Reconciliation of Adjusted EBITDA ($ IN MILLIONS) (In millions) 2024 2023 2024 2023 Net income (loss) $ 199.1 $ 17.6 $ 196.3 $ 107.7 Add (deduct): Less: Income from discontinued operations, net of tax 218.8 20.2 270.3 59.0 Income from continuing operations (19.7) (2.5) (74.0) 48.7 Income tax provision (benefit) (9.7) 0.2 (27.1) 16.9 Interest expense, net 5.3 1.6 29.2 9.5 Depreciation and amortization expense 21.5 10.3 69.8 40.6 Inventory revaluation on acquired business - - 6.8 - Other operating charges, net1 3.7 2.1 24.0 3.2 Other non-operating expense (income) (0.7) 0.2 (1.8) (0.1) Debt retirement costs 9.1 3.1 9.1 3.1 Adjusted EBITDA from continuing operations 9.5 14.9 36.0 121.9 Income from discontinued operations 218.8 20.2 270.3 59.0 Depreciation and amortization - 14.3 30.0 57.9 Other operating charges 3.7 0.8 14.4 2.4 inventory adjustment - - 4.3 - Gain on sale of discontinued operations (307.2) - (307.2) - Income tax provision included in discontinued 92.8 6.7 110.2 19.6 Non-operating expenses included in discontinued 3.7 6.4 23.4 20.3 Adjusted EBITDA from total operations $ 21.2 $ 63.3 $ 181.5 $ 281.0 Three Months Ended December 31, Twelve Months Ended December 31,

16 Q3’24 VS Q4’24 Adjusted EBITDA Results from Total Operations ($ in millions) $63.5 -$31.6 -$17.7 $5.4 $21.2 -$2.9 $4.5 Q3'24 Adj. EBITDA Tissue Price/Mix Volume Costs/Other SGA Q4'24 Adj. EBITDA Higher production volume Higher planned major maintenanceLess favorable sales mix Sale completed Nov 1 ‘24 1. Total operations includes both continuing and discontinued operations. 1